--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------


[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                                     New England
                                                             Capital Growth Fund


                                                               [Graphic Omitted]


                                                                       Where
                                                                     The Best
                                                                       Minds
                                                                       Meet(R)

---------------------
  December 31, 1998
---------------------

                                                                   February 1999
--------------------------------------------------------------------------------

[Photo of Bruce R. Speca]

"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's 500 Stock Index --a market value-weighted, unmanaged index of common stock prices for 500 selected stocks -- came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

Sincerely,

/s/ Bruce R. Speca

Bruce R. Speca
President and CEO

Progress on the Y2K Front
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                         NEW ENGLAND CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                    Investment Results Through December 31, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

In the past, the Standard & Poor's Composite Index of 500 stocks (S&P 500(R))4 served as the benchmark for New England Capital Growth Fund. Going forward, the Fund's performance will be compared against a new benchmark -- the Russell 1000 Growth Index.6 While no benchmark is a perfect match for a managed fund, the Russell 1000 Growth Index better reflects the broader range of capitalizations and other stock characteristics that may be represented in the Fund than does the S&P 500.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here illustrating a $10,000 investment in the Fund since inception 8/3/92, compared to the S&P Index over the same period. The data for this chart are as follows:]

                 August 1992 (Inception) through December 1998

                             With
               Net          Maximum       Russell
              Asset          Sales         1000
              Value(1)      Charge(2)     Growth(6)     S&P 500(4)
              --------      ---------     ---------     ----------
 8/92        $10,000        $ 9,425       $10,000       $10,000
12/92        $11,491        $10,830       $10,689       $10,422
12/93        $12,398        $11,685       $10,999       $11,470
12/94        $12,194        $11,493       $11,292       $11,626
12/95        $15,937        $15,020       $15,491       $15,979
12/96        $18,654        $17,581       $19,072       $19,639
12/97        $21,868        $20,611       $24,888       $26,180
12/98        $28,212        $26,590       $34,522       $33,647

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance differs from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                         NEW ENGLAND CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                        Average Annual Total Returns -- 12/31/98
-------------------------------------------------------------------------------------------------------
  Class A (Inception 8/3/92)                 1 Year   5 Years                           Since Inception
  Net Asset Value(1)                         29.0%     17.9%                                 17.6%
  With Max. Sales Charge(2)                  21.6      16.5                                  16.5
-------------------------------------------------------------------------------------------------------
  Class B (Inception 9/13/93)               1 Year    5 Years                           Since Inception
  Net Asset Value(1)                         28.2%     17.0%                                 16.7%
  With CDSC(3)                               23.2      16.7                                  16.6
-------------------------------------------------------------------------------------------------------
  Class C (Inception 12/30/94)               1 Year          Since Inception
  Net Asset Value(1)                         28.1%                 22.3%
  With CDSC3                                 27.1                  22.3
-------------------------------------------------------------------------------------------------------
                                                               Since Fund's  Since Fund's  Since Fund's
                                                                  Class A      Class B      Class C
  Comparative Performance                   1 Year    5 Years    Inception    Inception    Inception
  Standard & Poor's 500 Stock Index(4)       28.5%     24.0%       20.8%        23.1%        30.4%
  Lipper Growth Fund Average(5)              22.9      18.7        17.6         18.1         24.4
  Russell 1000 Growth Index(6)               38.7      25.7        21.3         25.2         32.2
  Morningstar Large Growth Average(7)        35.8      20.6        19.3         20.6         28.0
-----------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

  Notes to Charts
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) Standard & Poor's Composite Index of 500 stocks (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly.
(5) Lipper Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives, as calculated by Lipper Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 8/6/92. Class B since inception return is calculated from 9/30/93.
(6) Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class A since inception return is calculated from 7/31/92. Class B since inception return is calculated from 9/30/93. Investors cannot purchase an index directly.
(7) Morningstar Large Growth Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, an independent mutual fund ranking service. Class A since inception return is calculated from 7/31/92. Class B since inception return is calculated from 9/30/93.

--------------------------------------------------------------------------------
                         NEW ENGLAND CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                 Questions & Answers with Your Portfolio Manager
--------------------------------------------------------------------------------

[Photo of Gerald Scriver

Gerald Scriver
Westpeak Investment Advisors, L.P.

Q. Please tell us about New England Capital Growth Fund's performance during
   1998.

For the 12 months ending December 31, 1998, New England Capital Growth
Fund's Class A shares at net asset value had a total return of 29.0%. This return includes a $0.72 per share gain and reinvested distributions of $4.33 per share. This performance lagged the 38.7% return of the Russell 1000 Growth Index(R) during the period.

Q. What was the investment environment during 1998?

Extending what is by now a familiar story, 1998's market results were defined by the performance of a relative handful of very large capitalization stocks. The markets adjusted to the ongoing tumult in Asia and recorded a fourth consecutive year of double-digit returns in the Dow Jones Industrial Average and the Standard & Poor's Composite Index of 500 Stocks, two widely followed indicators of market activity. Along the way, U.S. markets displayed remarkable resilience, snapping back smartly from a sharp summer decline. The market's July plunge had its origins in Moscow, where the Russian government failed to repay debt that it owed to other countries. Fears of parallel events in Brazil -- and therefore much of Latin America -- extended the slide. Bond markets were especially affected, as a flight from overseas markets into the reassuring quality of U.S. government securities left other fixed-income sectors adrift in search of buyers.

The Federal Reserve Board took an assertive stance against the looming credit crunch with three interest rate cuts between September and November, lowering short-term interest rates by an aggregate three-quarters of a percentage point. These steps encouraged buyers to return to the markets for both stocks and bonds, and the Dow Jones Industrial Average closed the year at 9181, not far from its then record high of 9374, set on November 23.

Q. Given this environment, what was your investment strategy during the period?

Our portfolio-building style is based on the analysis of dozens of fundamental and technical measures that we use to identify stocks that may be candidates for purchase. To that quantitative information we apply our professional judgment and the lessons of experience to make final investment selections. Because we always keep the Fund fully invested and never try to gauge the market's next moves, the overall investment environment does not influence our positioning of the Fund.

We kept the Fund underweighted (relative to the Russell 1000 Stock Index) in overvalued growth sectors and in very expensive technology stocks. In both instances we thought prospects for earnings expansion were fully reflected in market valuations. We emphasized investments in technology and telecommunications, favoring those stocks with potential growth at reasonable prices.

Q. What were the principal factors affecting performance?

Our underweighted position in the largest-cap growth stocks left the Fund underrepresented in one of the year's most productive sectors. Nevertheless, selections in a variety of sectors helped boost performance. Successful investments included: Intel Corporation, a major manufacturer of computer chips; United Technologies, whose subsidiaries provide products and services to the aerospace, building and automotive industries; Bergen Brunswig, a distributor of drug and healthcare products; and EMC Corporation, which manufactures computer storage devices. However, investments in NL Industries and Eastman Kodak hurt the Fund's performance.

                 Your Fund's 10 Largest Investments -- 12/31/98

                                                             % of
                      Company                             Net Assets
                 ---------------------------------------------------
                  1.  Intel Corp.                             5.0
                 ---------------------------------------------------
                  2.  Microsoft Corp.                         4.4
                 ---------------------------------------------------
                  3.  Wal-Mart Stores, Inc.                   4.1
                 ---------------------------------------------------
                  4.  Lucent Technologies, Inc.               3.6
                 ---------------------------------------------------
                  5.  General Electric Co.                    3.2
                 ---------------------------------------------------
                  6.  Cisco Systems                           2.9
                 ---------------------------------------------------
                  7.  Amgen, Inc.                             2.8
                 ---------------------------------------------------
                  8.  Abbott Laboratories                     2.7
                 ---------------------------------------------------
                  9.  Federal National Mortgage Association   2.6
                 ---------------------------------------------------
                 10.  Cardinal Health, Inc.                   2.3
                 ---------------------------------------------------
             Portfolio holdings and asset allocations will vary.

Q. What is your current outlook for the market and the Fund?

We believe that business conditions in Asia and elsewhere are stabilizing, and that some overseas economies may have already begun to climb out of their troughs. Without the drag of crisis-weakened export markets, growth in our Gross Domestic Product should continue, but at a lower rate than in 1998. Inflation represents no immediate threat, and we think there is enough momentum in the economy to forestall any likelihood of a recession, especially given the current climate of lower interest rates.

But the Federal Reserve Board will continue to have a huge impact on market psychology, and any rise in interest rates could represent a significant risk for the market. Therefore, we believe that markets in 1999 will oscillate between optimism over continued low rates and concern that continued growth could trigger a rate hike on the part of the Federal Reserve Board, cutting short any earnings expansion and darkening the mood of investors.

Perhaps most importantly, we expect that investors will finally put aside their obsession with the very largest capitalization growth companies as prices for these stocks become more and more unrealistic -- there must come a point where valuations mean something, in our opinion. Reflecting that view, at year-end the Fund's average price-earnings ratio -- an objective measure that allows investors to compare the costs of different stocks -- was below that of the Russell 1000 Index, while the portfolio's projected average five-year growth rate was higher than that of the Index.

A shift in market interest to stocks with more reasonable valuations is a possibility for 1999. We believe we can address that eventuality successfully through the proprietary stock selection techniques that we have been fine-tuning for over 25 years.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period and is subject to change. A shift in opinion may result in strategic and other portfolio changes. The Fund may invest in small-company stocks, which carry risks including, trading in narrower markets, limited financial and management resources, less liquidity and greater volatility than large-company stocks.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of December 31, 1998

COMMON STOCK--97.7% OF TOTAL NET ASSETS

 SHARES   DESCRIPTION                                                 VALUE (a)
-------------------------------------------------------------------------------
          AIRLINES--1.4%
85,950    Southwest Airlines ..................................    $  1,928,503
27,000    US Airways Group, Inc. (c) ..........................       1,404,000
                                                                   ------------
                                                                      3,332,503
                                                                   ------------
          BANKS--0.2%
12,100    First Source Corp. ..................................         405,350
                                                                   ------------
          BANKS & THRIFTS--0.7%
17,200    CNB Bancshares ......................................         801,950
10,000    Firstar Corp. .......................................         932,500
                                                                   ------------
                                                                      1,734,450
                                                                   ------------
          BUILDING CONSTRUCTION--0.9%
96,300    D.R.Horton ..........................................       2,214,900
                                                                   ------------
          BUILDING & RELATED--0.5%
43,300    Champion Enterprises (c) ............................       1,185,338
                                                                   ------------
          BUSINESS SERVICES--1.1%
89,200    HBO & Co. ...........................................       2,558,925
                                                                   ------------
          CHEMICALS--0.9%
148,500   Nl Industries, Inc. .................................       2,106,844
                                                                   ------------
          COMPUTER SOFTWARE & SERVICES--6.0%
49,100    Compuware Corp. (c) .................................       3,835,937
74,000    Microsoft Corp. (c) .................................      10,262,875
                                                                   ------------
                                                                     14,098,812
                                                                   ------------
          COMPUTERS & BUSINESS EQUIPMENT--11.8%
77,600    Bell & Howell (c) ...................................       2,934,250
72,225    Cisco Systems (c) ...................................       6,703,383
64,000    Dell Computer Corp. (c) .............................       4,684,000
54,000    EMC Corp. (c) .......................................       4,590,000
28,400    Ingram Micro, Inc. (c) ..............................         990,450
27,600    International Business Machines .....................       5,099,100
21,300    Lexmark International Group (c) .....................       2,140,650
10,500    Pitney Bowes, Inc. ..................................         693,656
                                                                   ------------
                                                                     27,835,489
                                                                   ------------
          CONSTRUCTION--0.7%
45,900    Johns Manville Corporation ..........................         754,481
33,000    Lennar Corp. ........................................         833,250
                                                                   ------------
                                                                      1,587,731
                                                                   ------------
          CONSTRUCTION MATERIALS--0.3%
12,800    USG Corp. ...........................................         652,000
                                                                   ------------
          DEFENSE & AEROSPACE--3.0%
23,600    Alliant Techsystems (c) .............................       1,945,525
29,500    Gulfstream Aerospace Corp. (c) ......................       1,570,875
66,800    Sundstrand Corp. ....................................       3,465,250
                                                                   ------------
                                                                      6,981,650
                                                                   ------------
          DRUGS--12.7%
61,700    Amgen, Inc. (c) .....................................       6,451,506
 3,800    Biogen, Inc. (c) ....................................         315,400
72,150    Cardinal Health, Inc. ...............................       5,474,381
32,300    Eli Lilly ...........................................       2,870,662
23,300    Merck & Co. .........................................       3,441,119
37,300    Pfizer, Inc. ........................................       4,678,819
31,000    Schering-Plough Corp. ...............................       1,712,750
66,000    Warner-Lambert Co. ..................................       4,962,375
                                                                   ------------
                                                                     29,907,012
                                                                   ------------
          DRUGS & HEALTH CARE--0.4%
25,200    Bergen Brunswig Corp. ...............................         878,850
                                                                   ------------
          ELECTRIC UTILITIES--0.1%
 7,100    Texas Utilities Co. .................................         331,481
                                                                   ------------
          ELECTRONICS--7.3%
 1,800    Comverse Technology (c) .............................         127,800
20,800    Honeywell, Inc. .....................................       1,566,500
76,800    Lucent Technologies, Inc. ...........................       8,448,000
66,800    Tellabs, Inc. (c) ...................................       4,579,975
28,500    Waters Corp. (c) ....................................       2,486,625
                                                                   ------------
                                                                     17,208,900
                                                                   ------------
          FINANCIAL SERVICES--7.6%
31,000    Countrywide Credit Industries, Inc. .................       1,555,812
32,800    Federal Home Loan Mortgage Corp. ....................       2,113,550
83,700    Federal National Mortgage Association ...............       6,193,800
73,200    General Electric Co. ................................       7,470,975
 9,400    Metris Cos ..........................................         472,938
                                                                   ------------
                                                                     17,807,075
                                                                   ------------
          FOOD & BEVERAGES--4.5%
55,000    Coca-Cola Co. .......................................       3,678,125
28,300    H.J. Heinz Co. ......................................       1,602,487
57,500    Philip Morris Cos ...................................       3,076,250
55,128    Tootsie Roll Industries Inc. ........................       2,156,883
                                                                   ------------
                                                                     10,513,745
                                                                   ------------
          HEALTH CARE--PRODUCTS--3.7%
131,200   Abbott Laboratories .................................       6,428,800
26,000    Johnson & Johnson ...................................       2,180,750
                                                                   ------------
                                                                      8,609,550
                                                                   ------------
          HEALTH CARE--SERVICES--1.4%
57,100    Hillenbrand Industries, Inc. ........................       3,247,563
                                                                   ------------
          HOME BUILDERS--0.0%
   500    Rouse Co. ...........................................          13,750
                                                                   ------------
          HOUSEHOLD PRODUCTS--2.0%
38,600    Estee Lauder Companies, Inc. ........................       3,300,300
81,700    Tupperware Corp. ....................................       1,342,944
                                                                   ------------
                                                                      4,643,244
                                                                   ------------
          INDUSTRIAL PARTS & MACHINERY--5.5%
50,450    Crane Co. ...........................................       1,522,959
 9,000    Illinois Tool Works, Inc. ...........................         522,000
19,000    JLG Industries, Inc. ................................         296,875
19,000    Nacco Industries, Inc. ..............................       1,748,000
63,600    SPS Technologies (c) ................................       3,601,350
48,200    United Technologies Corp. ...........................       5,241,750
                                                                   ------------
                                                                     12,932,934
                                                                   ------------
          INDUSTRIAL SERVICES--0.8%
42,300    Hertz Corp. .........................................       1,929,938
                                                                   ------------
          LEISURE--0.6%
11,800    Eastman Kodak Co. ...................................         849,600
16,700    Polaris Industries, Inc. ............................         654,431
                                                                   ------------
                                                                      1,504,031
                                                                   ------------
          PROPERTY & CASUALTY INSURANCE--1.6%
 5,775    American International Group ........................         558,009
78,760    Fidelity National Financial .........................       2,402,180
22,600    First American Financial ............................         726,025
                                                                   ------------
                                                                      3,686,214
                                                                   ------------
          PUBLISHING--0.7%
30,500    Knight-Ridder, Inc. .................................       1,559,313
                                                                   ------------
          RETAIL--CLOTHING--0.5%
21,000    Gap, Inc. ...........................................       1,181,250
 3,400    Limited, Inc. .......................................          99,025
                                                                   ------------
                                                                      1,280,275
                                                                   ------------
          RETAIL--DEPARTMENT STORES--5.3%
50,400    Dayton Hudson Corp. .................................       2,734,200
118,200   Wal-Mart Stores, Inc. ...............................       9,625,912
                                                                   ------------
                                                                     12,360,112
                                                                   ------------
          RETAIL--FOOD & DRUG--2.6%
70,500    Albertson's, Inc. ...................................       4,489,969
25,000    Kroger Co. (c) ......................................       1,512,500
                                                                   ------------
                                                                      6,002,469
                                                                   ------------
          RETAIL--SPECIALTY--1.6%
62,500    Home Depot, Inc. ....................................       3,824,219
                                                                   ------------
          SECURITIES & ASSET MANAGEMENT--1.8%
25,800    Lehman Brothers Holdings ............................       1,136,813
41,900    Morgan Stanley Dean Witter ..........................       2,974,900
                                                                   ------------
                                                                      4,111,713
                                                                   ------------
          SEMI-CONDUCTORS--5.0%
99,500    Intel Corp. .........................................      11,796,969
                                                                   ------------
          TELECOMMUNICATION--4.5%
46,900    Ameritech Corp. .....................................       2,972,287
62,200    AT&T Corp. ..........................................       4,680,550
60,600    BellSouth Corp. .....................................       3,022,425
                                                                   ------------
                                                                     10,675,262
                                                                   ------------
          Total Common Stock (Identified Cost $169,973,995) ...     229,518,611
                                                                   ------------
          Total Investments--97.7% (Identified Cost
            $169,973,995) (b) .................................     229,518,611
          Other assets less liabilities .......................       5,397,081
                                                                   ------------
          Total Net Assets--100% ..............................    $234,915,692
                                                                   ============

(a) See Note 1a.
(b) Federal Tax Information: At December 31, 1998 the net unrealized appreciation on investments based on cost of $169,973,995 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ......    $ 62,927,960
    Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ......      (3,383,344)
                                                                   ------------
    Net unrealized appreciation ...............................    $ 59,544,616
                                                                   ============
(c) Non-income producing security.

                See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                                 STATEMENT OF ASSETS & LIABILITIES
---------------------------------------------------------------------------------------------------
December 31, 1998

ASSETS
  Investments at value (Identified cost $169,973,995) ......                           $229,518,611
  Receivable for:
    Fund shares sold .......................................                              4,520,741
    Securities sold ........................................                              2,579,912
    Dividends ..............................................                                171,263
    Miscellaneous ..........................................                                 12,543
                                                                                       ------------
                                                                                        236,803,070
LIABILITIES
  Payable for:
    Fund shares redeemed ...................................      $  431,388
    Due custodian bank .....................................       1,176,024
  Accrued expenses:
    Management fees ........................................         140,035
    Deferred trustees' fees ................................          19,548
    Accounting and administrative ..........................           4,583
    Other ..................................................         115,800
                                                                  ----------
                                                                                          1,887,378
                                                                                       ------------
NET ASSETS .................................................                           $234,915,692
                                                                                       ============
  Net Assets consist of:
    Capital paid in ........................................                           $174,710,624
    Undistributed net investment income (loss) .............                                (18,123)
    Accumulated net realized gains (losses) ................                                678,575
    Unrealized appreciation (depreciation) on investments ..                             59,544,616
                                                                                       ------------
NET ASSETS .................................................                           $234,915,692
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($175,510,609 divided by 8,493,002 shares of beneficial
    interest) ..............................................                                 $20.67
                                                                                             ======
Offering price per share (100/94.25 of $20.67) .............                                 $21.93*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($57,795,628 divided by 2,984,109 shares of beneficial
    interest) ..............................................                                 $19.37**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($1,609,455 divided by 83,097 shares of beneficial
    interest) ..............................................                                 $19.37**
                                                                                             ======
*  Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------
                                      STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------
Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign taxes of: $112) ................                          $ 1,559,666
  Interest .................................................                              176,959
                                                                                      -----------
                                                                                        1,736,625
  Expenses
    Management fees .........................................    $1,546,360
    Service fees - Class A ..................................       390,355
    Service and distribution fees - Class B .................       494,856
    Service and distribution fees - Class C .................        10,564
    Trustees' fees and expenses .............................        14,573
    Accounting and administrative ...........................        50,067
    Custodian ...............................................        91,802
    Transfer agent ..........................................       548,133
    Audit and tax services ..................................        31,500
    Legal ...................................................        23,458
    Printing ................................................       102,066
    Registration ............................................        70,933
    Miscellaneous ...........................................        28,473
                                                                 ----------
  Total expenses ...........................................                            3,403,140
                                                                                      -----------
  Net investment loss ......................................                           (1,666,515)
                                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on Investments - net ................                           38,149,843
  Unrealized appreciation (depreciation) on Investments - net                          17,491,799
                                                                                      -----------
  Net gain (loss) on investment transactions ...............                           55,641,642
                                                                                      -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......                          $53,975,127
                                                                                      ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------------------------
                                STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                                     1997                   1998
                                                                 ------------           ------------
FROM OPERATIONS
  Net investment income (loss) ..............................    $ (1,989,202)          $ (1,666,515)
  Net realized gain (loss) on investments ...................      25,264,485             38,149,843
  Unrealized appreciation (depreciation) on investments .....       6,522,743             17,491,799
                                                                 ------------           ------------
  Increase (decrease) in net assets from operations .........      29,798,026             53,975,127
                                                                 ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
    Class A .................................................     (17,900,884)           (31,038,092)
    Class B .................................................      (5,549,923)           (10,585,195)
    Class C .................................................        (113,371)              (250,102)
                                                                 ------------           ------------
                                                                  (23,564,178)           (41,873,389)
                                                                 ------------           ------------
  Increase (decrease) in net assets derived from capital
    share transactions ......................................      10,756,577             26,554,677
                                                                 ------------           ------------
  Total increase (decrease) in net assets ...................      16,990,425             38,656,415
NET ASSETS
  Beginning of the year .....................................     179,268,852            196,259,277
                                                                 ------------           ------------
  End of the year ...........................................    $196,259,277           $234,915,692
                                                                 ============           ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the year ...........................................    $    (11,514)          $    (18,123)
                                                                 ============           ============

                          See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------
                                               FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------

                                                                              CLASS A
                                               ------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------------
                                                1994           1995           1996           1997           1998
                                                ----           ----           ----           ----           ----
Net Asset Value, Beginning of the Year ..      $15.27         $15.02         $18.41         $19.27         $19.95
                                               ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income (Loss) ............       (0.08)         (0.11)(b)      (0.14)(c)      (0.18)(c)      (0.13)(c)
Net Realized and Unrealized Gain (Loss)
  on Investments ........................       (0.17)          4.74           3.22           3.43           5.18
                                               ------         ------         ------         ------         ------
Total From Investment Operations ........       (0.25)          4.63           3.08           3.25           5.05
                                               ------         ------         ------         ------         ------
Less Distributions
Distributions From Net Realized Capital
  Gains .................................        0.00          (1.24)         (2.22)         (2.57)         (4.33)
                                               ------         ------         ------         ------         ------
Total Distributions .....................        0.00          (1.24)         (2.22)         (2.57)         (4.33)
                                               ------         ------         ------         ------         ------
Net Asset Value, End of the Year ........      $15.02         $18.41         $19.27         $19.95         $20.67
                                               ======         ======         ======         ======         ======
Total Return (%) (a) ....................        (1.6)          30.7           17.1           17.2           29.0
Ratio of Operating Expenses to Average
  Net Assets (%) ........................        1.63           1.61           1.50           1.45           1.46
Ratio of Net Investment Income (loss)
  to Average Net Assets (%) .............       (0.45)         (0.67)         (0.71)         (0.87)         (0.62)
Portfolio Turnover Rate (%) .............          82             69             74             48            136
Net Assets, End of the Year (000) .....       $95,803       $123,504       $141,326       $149,734       $175,511

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles & Company, L.P. Effective February 14,
1998 Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a) A sales charge is not reflected in total return calculations.
(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

                          See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------
                                         FINANCIAL HIGHLIGHTS -- continued
------------------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                               ------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------------
                                                1994           1995           1996           1997           1998
                                                ----           ----           ----           ----           ----
Net Asset Value, Beginning of the Year ..      $15.24         $14.89         $18.09         $18.74         $19.10
                                               ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income (Loss) ............       (0.08)         (0.16)(b)      (0.28)(c)      (0.32)(c)      (0.27)(c)
Net Realized and Unrealized Gain (Loss)
  on Investments ........................       (0.27)          4.60           3.15           3.25           4.87
                                               ------         ------         ------         ------         ------
Total From Investment Operations ........       (0.35)          4.44           2.87           2.93           4.60
                                               ------         ------         ------         ------         ------
Less Distributions
Distributions From Net Realized Capital
  Gains .................................        0.00          (1.24)         (2.22)         (2.57)         (4.33)
                                               ------         ------         ------         ------         ------
Total Distributions .....................        0.00          (1.24)         (2.22)         (2.57)         (4.33)
                                               ------         ------         ------         ------         ------
Net Asset Value, End of the Year ........      $14.89         $18.09         $18.74         $19.10         $19.37
                                               ======         ======         ======         ======         ======
Total Return (%) (a) ....................        (2.3)          29.7           16.2           15.9           28.2
Ratio of Operating Expenses to Average
  Net Assets (%) ........................        2.38           2.36           2.25           2.20           2.21
Ratio of Net Investment Income (loss)
  to Average Net Assets (%) .............       (1.20)         (1.42)         (1.46)         (1.62)         (1.37)
Portfolio Turnover Rate (%) .............          82             69             74             48            136
Net Assets, End of the Year (000) .....       $15,390        $26,234        $37,439        $45,546        $57,796

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles &
Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P.
became subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.
(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

                          See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------
                                         FINANCIAL HIGHLIGHTS -- continued
------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS C
                                                               ---------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------
                                                                1995             1996             1997             1998
                                                                ----             ----             ----             ----
Net Asset Value, Beginning of the Year ....................    $14.89           $18.08           $18.74           $19.11
                                                               ------           ------           ------           ------
Income From Investment Operations
Net Investment Income (Loss) ..............................     (0.09)(a)        (0.28)(c)        (0.34)(c)        (0.27)(c)
Net Realized and Unrealized Gain (Loss) on Investments ....      4.52             3.16             3.28             4.86
                                                               ------           ------           ------           ------
Total From Investment Operations ..........................      4.43             2.88             2.94             4.59
                                                               ------           ------           ------           ------
Less Distributions
Distributions from Net Realized Capital Gains .............     (1.24)           (2.22)           (2.57)           (4.33)
                                                               ------           ------           ------           ------
Total Distributions .......................................     (1.24)           (2.22)           (2.57)           (4.33)
                                                               ------           ------           ------           ------
Net Asset Value, End of the Year ..........................    $18.08           $18.74           $19.11           $19.37
                                                               ======           ======           ======           ======
Total Return (%) (b) ......................................      29.7             16.2             15.9             28.1
Ratio of Operating Expenses to Average Net Assets (%) .....      2.36             2.25             2.20             2.21
Ratio of Net Investment Income (Loss) to Average Net
  Assets (%) ..............................................     (1.42)           (1.46)           (1.62)           (1.37)
Portfolio Turnover Rate (%) ...............................        69               74               48              136
Net Assets, End of the year (000) .........................    $  354           $  504           $  979           $1,609

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles & Company, L.P. Effective February 14, 1998
Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.
(b) A contingent deferred sales charge is not reflected in total return calculations.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

                                     See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were $276,490,055 and $298,821,172, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million. From January 1 through February 13, 1998 Loomis Sayles & Company, L.P. ("Loomis Sayles") was the Fund's investment subadviser. NEFM paid Loomis Sayles at the rate of 0.60% of the first $25 million of the Fund's average daily net assets, 0.55% of the next $75 million and 0.50% of the next $100 million, 0.35% of the next $300 million and 0.30% of such assets in excess of $500 million. Effective February 14, 1998 Westpeak Investment Advisers, L.P. ("Westpeak") became the Fund's investment subadviser. NEFM pays Westpeak at the rate of 0.40% of the first $200 million of the Fund's average daily net assets, 0.35% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM, Loomis Sayles and Westpeak are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM, Loomis Sayles and Westpeak under the management agreement in effect during the year ended December 31, 1998 are as follows:

FEES EARNED                                         PERIOD

$637,723                    NEFM                     1/1/98 - 12/31/98
 262,382                    Loomis Sayles            1/1/98 -  2/13/98
 646,255                    Westpeak                2/14/98 - 12/31/98

The effective management fee for the year ended December 31, 1998 was 0.75%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $50,067 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $394,963 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $4,347 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $390,355 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1998 is $563,284.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $123,714 and $2,641 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $371,142 and $7,923 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $425,644.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

        Annual Retainer                                       $1,135
        Meeting Fee                                              152/meeting
        Annual Committee Member Retainer                         170
        Annual Committee Chairman Retainer                       113

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES TRANSACTIONS. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                                       YEAR ENDED                          YEAR ENDED
                                                                   DECEMBER 31, 1997                    DECEMBER 31, 1998
                                                             ----------------------------     ---------------------------------
CLASS A                                                        SHARES            AMOUNT            SHARES            AMOUNT
-------                                                      ----------       ------------    -------------       -------------
Shares sold ............................................        858,626       $ 17,173,248        5,280,173       $ 103,638,373
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .................        884,046         17,485,625        1,654,600          30,368,183
                                                             ----------       ------------    -------------       -------------
                                                              1,742,672         34,658,873        6,934,773         134,006,556
Shares repurchased .....................................     (1,571,461)       (31,813,412)      (5,945,919)       (118,285,211)
                                                             ----------       ------------    -------------       -------------
Net increase (decrease) ................................        171,211       $  2,845,461          988,854       $  15,721,345
                                                             ----------       ------------    -------------       -------------

                                                                      YEAR ENDED                          YEAR ENDED
                                                                   DECEMBER 31, 1997                    DECEMBER 31, 1998
                                                             ----------------------------     ---------------------------------
CLASS B                                                        SHARES            AMOUNT           SHARES             AMOUNT
-------                                                      ----------       ------------    -------------       -------------
Shares sold ............................................        472,600       $  9,252,929          517,025       $  10,206,537
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .................        282,724          5,380,519          602,457          10,304,737
                                                             ----------       ------------    -------------       -------------
                                                                755,324         14,633,448        1,119,482          20,511,274
Shares repurchased .....................................       (368,337)        (7,211,093)        (520,591)        (10,256,232)
                                                             ----------       ------------    -------------       -------------
Net increase (decrease) ................................        386,987       $  7,422,355          598,891       $  10,255,042
                                                             ----------       ------------    -------------       -------------

                                                                       YEAR ENDED                           YEAR ENDED
                                                                    DECEMBER 31, 1997                   DECEMBER 31, 1998
                                                             ----------------------------     ---------------------------------
CLASS C                                                        SHARES            AMOUNT           SHARES             AMOUNT
-------                                                      ----------       ------------    -------------       -------------
Shares sold ............................................        138,714       $  2,806,680           68,953       $   1,323,118
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .................          5,797            110,303           14,104             241,925
                                                             ----------       ------------    -------------       -------------
                                                                144,511          2,916,983           83,057           1,565,043
Shares repurchased .....................................       (120,139)        (2,428,222)         (51,202)           (986,753)
                                                             ----------       ------------    -------------       -------------
Net increase (decrease) ................................         24,372       $    488,761           31,855       $     578,290
                                                             ----------       ------------    -------------       -------------
Increase (decrease) derived from capital shares
  transactions .........................................        582,570       $ 10,756,577        1,619,600       $  26,554,677
                                                             ==========       ============    =============       =============

5. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of New England Funds Trust I and the Shareholders of NEW ENGLAND CAPITAL GROWTH FUND.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Capital Growth Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

                        NEW ENGLAND EQUITY INCOME FUND

                      SUPPLEMENT DATED FEBRUARY 12, 1999
             TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND C AND
                 CLASS Y PROSPECTUSES EACH DATED MAY 1, 1998

The following information supplements the second paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Peter Ramsden and Tom Kolefas act as portfolio managers of the Equity Income Fund.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

To learn more, and for a free prospectus, contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

  This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD).
     As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

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Where The Best Minds Meet(R)                                        PAID
                                                                BROCKTON, MA
                                                               PERMIT NO. 770
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      399 Boylston Street

     Boston, Massachusetts

             02116
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